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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                       Date of Report: March 5, 1997

                      OLD KENT FINANCIAL CORPORATION
                       (Exact name of registrant as
                           specified in charter)


                 MICHIGAN            0-12216          38-1986608
         (State of Incorporation)  (Commission       (IRS Employer
                                   File Number)  Identification no.)

           111 LYON STREET, N.W.
          GRAND RAPIDS, MICHIGAN                         49503
 (Address of principal executive offices)              (Zip Code)


                      Registrant's telephone number,
                    including area code: (616) 771-5000

























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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          This Form 8-K is filed solely for the purpose of filing exhibits that will be incorporated by reference in the registrant's Form 10-K Annual Report for its fiscal year ended December 31, 1996, and other future filings.

     (c)  Exhibits:

          NUMBER              EXHIBIT
          ------              -------

          4.3 CERTIFICATE OF DESIGNATION, PREFERENCES, AND RIGHTS OF SERIES C PREFERRED STOCK.

          4.4 FORM OF OLD KENT CAPITAL TRUST I FLOATING RATE SUBORDINATED CAPITAL INCOME SECURITIES (LIQUIDATION AMOUNT OF $1,000 PER CAPITAL SECURITY).

          4.5 FORM OF OLD KENT FINANCIAL CORPORATION FLOATING RATE JUNIOR SUBORDINATED DEBENTURE DUE 2027.

          4.6 AMENDED AND RESTATED DECLARATION OF TRUST, DATED AS OF JANUARY 31, 1997, AMONG OLD KENT; ALBERT T. POTAS, THOMAS E. POWELL, AND MARY E. TUUK, AS "REGULAR TRUSTEES" (AS DEFINED THEREIN); BANKERS TRUST COMPANY; AND BANKERS TRUST (DELAWARE).

          4.7 GUARANTEE AGREEMENT, DATED AS OF JANUARY 31, 1997, BETWEEN OLD KENT AND BANKERS TRUST COMPANY.

          4.8 INDENTURE, DATED AS OF JANUARY 31, 1997, BETWEEN OLD KENT AND BANKERS TRUST COMPANY.

          4.9 REGISTRATION RIGHTS AGREEMENT, DATED AS OF JANUARY 31, 1997, AMONG OLD KENT CAPITAL TRUST I, OLD KENT FINANCIAL CORPORATION, AND LEHMAN BROTHERS INC.

          10.17 EXECUTIVE SEVERANCE AGREEMENTS FOR MESSRS. WAGNER, SADLER, SHERWOOD, WISNOM, KABAT, AND WARRINGTON.

          10.18 EXECUTIVE SEVERANCE AGREEMENTS FOR MESSRS. DAMS, FARLEY, GARLICK, JENNINGS, KERSTEIN, CRANDALL, WHALEN, AND MAGNESEN.

          10.19     AMENDMENT TO EXECUTIVE STOCK OPTION PLAN OF 1986.

          10.20     AMENDMENT TO STOCK OPTION INCENTIVE PLAN OF 1992.




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                                SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   OLD KENT FINANCIAL CORPORATION



                                   By: /S/ ALBERT T. POTAS
                                       Albert T. Potas
                                       Senior Vice President


Dated: March 5, 1997
































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                               EXHIBIT INDEX


EXHIBIT NO.                   DOCUMENT
----------                    --------

      4.3 Certificate of Designation, Preferences, and Rights of Series C Preferred Stock.

      4.4 Form of Old Kent Capital Trust I Floating Rate Subordinated Capital Income Securities (Liquidation Amount of $1,000 per Capital Security).

      4.5 Form of Old Kent Financial Corporation Floating Rate Junior Subordinated Debenture due 2027.

      4.6 Amended and Restated Declaration of Trust, dated as of January 31, 1997, among Old Kent; Albert T. Potas, Thomas E. Powell, and Mary E. Tuuk, as "Regular Trustees" (as defined therein); Bankers Trust Company; and Bankers Trust
               (Delaware).

      4.7 Guarantee Agreement, dated as of January 31, 1997, between Old Kent and Bankers Trust Company.

      4.8 Indenture, dated as of January 31, 1997, between Old Kent and Bankers Trust Company.

      4.9 Registration Rights Agreement, dated as of January 31, 1997, among Old Kent Capital Trust I, Old Kent Financial
               Corporation, and Lehman Brothers Inc.

      10.17 Executive Severance Agreements for Messrs. Wagner, Sadler, Sherwood, Wisnom, Kabat, and Warrington.

      10.18 Executive Severance Agreements for Messrs. Dams, Farley, Garlick, Jennings, Kerstein, Crandall, Whalen, and Magnesen.

      10.19    Amendment to Executive Stock Option Plan of 1986.

      10.20    Amendment to Stock Option Incentive Plan of 1992.